                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of report (date of earliest event reported):
                                 March 15, 2002

    Commission           Exact name of registrants as specified in their charters, state of           I.R.S. Employer
    File Number      incorporation, address of principal executive offices, and telephone number   Identification Number
      1-8349                                Florida Progress Corporation                                 59-2147112
                                                A Florida Corporation
                                             410 South Wilmington Street
                                            Raleigh, North Carolina 27601
                                              Telephone (919) 546-6111

      1-3274                                  Florida Power Corporation                                  59-0247770
                                                A Florida Corporation
                                                 One Progress Plaza
                                            St. Petersburg, Florida 33701
                                              Telephone (727) 820-5151

       The address of the registrants have not changed since the last report.

================================================================================

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The registrants file this combined Form 8-K Current Report for the purpose of filing the exhibits listed below. Exhibit 99 is expected to be filed in identical form with the registrant's combined Form 10-K Annual Report for the year ended December 31, 2001.

     (c)   Exhibits.

     23.1   Consent of Deloitte & Touche LLP

     23.2   Consent of KPMG LLP

     23.3   Consent of KPMG LLP

     99 Florida Progress Corporation and Florida Power Corporation financial statements:

            Combined Independent Auditors' Report - Deloitte & Touche LLP Combined Independent Auditors' Report - KPMG LLP

            Florida Progress Corporation
            ----------------------------
            Consolidated Statements of Income for the Years Ended December 31, 2001, 2000, and 1999
            Consolidated Balance Sheets as of December 31, 2001 and 2000 Consolidated Statements of Cash Flows for the Years Ended December 31, 2001, 2000, and 1999
            Consolidated Schedules of Capitalization as of December 31, 2001 and 2000
            Consolidated Statements of Common Equity and Comprehensive Income for the Years Ended December 31, 2001, 2000, and 1999
            Consolidated Quarterly Financial Data (Unaudited)

            Florida Power Corporation
            -------------------------
            Statements of Income for the Years Ended December 31, 2001, 2000, and 1999
            Balance Sheets as of December 31, 2001 and 2000
            Statements of Cash Flows for the Years Ended December 31, 2001, 2000, and 1999
            Schedules of Capitalization as of December 31, 2001 and 2000 Statements of Common Equity for the Years Ended December 31, 2001, 2000, and 1999
            Quarterly Financial Data (Unaudited)

            Combined Notes to Financial Statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLORIDA PROGRESS CORPORATION
                                          FLORIDA POWER CORPORATION
                                          Registrants

                                          By: /s/ Robert H. Bazemore, Jr.
                                                 -------------------------------
                                                  Robert H. Bazemore, Jr.
                                                  Vice President and Controller

Date:   March 15, 2002

                                INDEX TO EXHIBITS

Exhibit Number       Description of Exhibit
--------------       ----------------------

     23.1         Consent of Deloitte & Touche LLP

     23.2         Consent of KPMG LLP

     23.3         Consent of KPMG LLP

       99 Florida Progress Corporation and Florida Power Corporation financial statements:


                  Combined Independent Auditors' Report - Deloitte & Touche LLP Combined Independent Auditors' Report - KPMG LLP

                  Florida Progress Corporation
                  ----------------------------
                  Consolidated Statements of Income for the Years Ended December 31, 2001, 2000, and 1999
                  Consolidated Balance Sheets as of December 31, 2001 and 2000 Consolidated Statements of Cash Flows for the Years Ended December 31, 2001, 2000, and 1999
                  Consolidated Schedules of Capitalization as of December 31, 2001 and 2000
                  Consolidated Statements of Common Equity and Comprehensive Income for the Years Ended December 31, 2001, 2000, and 1999 Consolidated Quarterly Financial Data (Unaudited)

                  Florida Power Corporation
                  -------------------------
                  Statements of Income for the Years Ended December 31, 2001, 2000, and 1999
                  Balance Sheets as of December 31, 2001 and 2000
                  Statements of Cash Flows for the Years Ended December 31, 2001, 2000, and 1999
                  Schedules of Capitalization as of December 31, 2001 and 2000 Statements of Common Equity for the Years Ended December 31, 2001, 2000, and 1999
                  Quarterly Financial Data (Unaudited)

                  Combined Notes to Financial Statements